                                                                   EXHIBIT 10.14
                              SUBSIDIARY GUARANTEE


               The Guarantors listed below (hereinafter referred to as the "Guarantors," which term includes any successor or assign under the Indenture (the "Indenture") and any additional Guarantors), have irrevocably and unconditionally guaranteed (i) the due and punctual payment of the principal of, premium, if any, and interest on the 10% Senior Subordinated Pay-In-Kind Notes due 2007 (the "Notes") of Pacific Aerospace & Electronics, Inc., a Washington corporation (the "Company"), whether at stated maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and premium, if any, on the Notes, and the due and punctual performance of all other obligations of the Company, to the Holders or the Trustee all in accordance with the terms set forth in Article 11 of the Indenture, (ii) in case of any extension of time of payment or renewal of any Notes or any such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise, and (iii) the payment of any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Subsidiary Guarantee.

               The obligations of each Guarantor to the Holder and to the Trustee pursuant to this Subsidiary Guarantee and the Indenture are expressly set forth in Article 11 of the Indenture and reference is hereby made to such Indenture for the precise terms of this Subsidiary Guarantee.

               No shareholder, officer, director or incorporator, as such, past, present or future of each Guarantor shall have any liability under this Subsidiary Guarantee by reason of his or its status as such shareholder, officer, director or incorporator.

               This is a continuing Guarantee and shall remain in full force and effect and shall be binding upon each Guarantor and its successors and assigns until full and final payment of all of the Company's obligations under the Notes and Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Holders, and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a Guarantee of payment and not of collectibility.

               This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Notes to which this Subsidiary Guarantee relates shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

               The Obligations of each Guarantor under its Subsidiary Guarantee shall be limited to the extent necessary to insure that it does not constitute a fraudulent conveyance under applicable law.

               The Obligations of each Guarantor under its Subsidiary Guarantee pursuant to Article 11 of the Indenture shall be junior and subordinated to the Senior Indebtedness (as defined in the Indenture) of such Guarantor on the same basis as the Notes are junior and subordinated to the Senior Indebtedness of the Company. For the purposes of the foregoing sentence, (a) each Guarantor may make, and the Trustee and the Holders of the Notes shall have the right to receive and/or retain, payments by any of the Guarantors only at such times as they may receive and/or retain payments in respect of the Notes pursuant to the Indenture, including Article 10 thereof, and (b) the rights and obligations of the relevant parties relative to the Subsidiary Guarantees and Senior Indebtedness of any Guarantor shall be the same as their respective rights and obligations relative to the Notes and Senior Indebtedness of the Company pursuant to Article 10 of the Indenture.

               THE TERMS OF ARTICLE 11 OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

               Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

               IN WITNESS WHEREOF, each of the parties have executed this Subsidiary Guarantee as of March 19, 2002.



                                    GUARANTORS:

                                    AEROMET AMERICA, INC.


                                    By: /s/ Donald A. Wright
                                        --------------------------------
                                         Donald A. Wright
                                         Executive Vice President


                                    BALO PRECISION PARTS, INC.


                                    By: /s/ Donald A. Wright
                                        --------------------------------
                                         Donald A. Wright
                                         Executive Vice President


                                    CASHMERE MANUFACTURING CO., INC.


                                    By: /s/ Donald A. Wright
                                        --------------------------------
                                         Donald A. Wright
                                         Executive Vice President


                                    CERAMIC DEVICES, INC.


                                    By: /s/ Donald A. Wright
                                        --------------------------------
                                         Donald A. Wright
                                         Executive Vice President


                                    ELECTRONIC SPECIALTY CORPORATION


                                    By: /s/ Donald A. Wright
                                        --------------------------------
                                         Donald A. Wright
                                         Executive Vice President

                                    NORTHWEST TECHNICAL INDUSTRIES, INC.


                                    By: /s/ Donald A. Wright
                                        --------------------------------
                                         Donald A. Wright
                                         Executive Vice President


                                    PACIFIC AEROSPACE & ELECTRONICS
                                    INTERNATIONAL, INC.


                                    By: /s/ Donald A. Wright
                                        --------------------------------
                                         Donald A. Wright
                                         Executive Vice President


                                    PACIFIC COAST TECHNOLOGIES, INC.


                                    By: /s/ Donald A. Wright
                                        --------------------------------
                                         Donald A. Wright
                                         Executive Vice President


                                    SEISMIC SAFETY PRODUCTS, INC.


                                    By: /s/ Donald A. Wright
                                        --------------------------------
                                         Donald A. Wright
                                         Executive Vice President


                                    SKAGIT ENGINEERING & MANUFACTURING, INC.


                                    By: /s/ Donald A. Wright
                                        --------------------------------
                                         Donald A. Wright
                                         Executive Vice President